EXHIBIT 99.1

Fidelity National Financial, Inc. Reports Second Quarter 2005 EPS of $1.07
Jacksonville, Fla. — (July 27, 2005) — Fidelity National Financial, Inc. (NYSE:FNF), a Fortune 500 provider of products and outsourced services and solutions to financial institutions and the real estate industry, today reported operating results for the three-month and six-month periods ended June 30, 2005.

2nd Quarter 2005	2nd Quarter 2004
Net Earnings	Net Earnings
$190.0 million	$222.1 million
$1.07 per diluted share	$1.26 per diluted share

Six Months Ended June 30, 2005	Six Months Ended June 30, 2004
Net Earnings	Net Earnings
$634.5 million	$372.3 million
$3.58 per diluted share	$2.12 per diluted share
•	Total revenue for the second quarter of 2005 was $2.43 billion, compared with $2.20 billion for the second quarter of 2004

•	Total title and escrow revenue was $1.63 billion for the second quarter of 2005 versus $1.58 billion in the second quarter of 2004

•	Direct title premiums were $583 million for the second quarter of 2005 compared with direct title premiums of $601 million for the second quarter of 2004

•	Escrow and other title related fees were $299 million for the second quarter of 2005 versus $295 million for the second quarter of 2004

•	Agency title premiums were $750 million for the second quarter of 2005 compared with agency title premiums of $680 million for the second quarter of 2004

(In thousands)	2nd Quarter 2005	2nd Quarter 2004
Agency Title Premiums	$750,166	$680,492
Agent Commissions	576,205	529,974
Net	173,961	150,518
Agent Commission %	76.8%	77.9%
•	Specialty Insurance contributed $77 million for the second quarter of 2005 versus $58 million in the second quarter of 2004

•	Revenue from Financial Institution Software and Services (“FISS”), was $405 million for the second quarter of 2005 versus $296 million for the second quarter of 2004; FISS gross revenue was $423 million for the second quarter of 2005 versus $315 million in the prior year quarter

•	FISS organic revenue growth was 9.2 percent for the second quarter of 2005 versus the second quarter of 2004 and 4.8 percent for the first six months of 2005 versus the first six months of 2004

•	Lender Outsourcing Solutions (“LOS”) revenue was $78 million for the second quarter of 2005 compared to $88 million for the second quarter of 2004

•	Information Services (“IS”) revenue was $176 million for the second quarter of 2005 compared with $148 million for the second quarter of 2004; the organic growth rate was 25.0 percent for the second quarter of 2005 versus the second quarter of 2004 and 16.0 percent for the six months ended June 30, 2005 versus the first six months of 2004

•	The total provision for claim losses was $111 million for the second quarter of 2005 compared with $80 million for the second quarter of 2004

•	Interest expense for the second quarter of 2005 was $47 million compared with $11 million for the second quarter of 2004

•	Cash flow from operations was $452 million for the second quarter of 2005 compared with $405 million for the second quarter of 2004
     “This was a very successful quarter for FNF on number of fronts,” said Chairman and Chief Executive Officer William P. Foley, II. “Financially, we achieved more than a 15% pre-tax margin in our title insurance business as well as significant organic growth in FIS, including 9% organic growth in the FISS segment, 6% organic growth rate in our Default Management business and 25% organic growth in the Information Services segment. Strategically, we announced the formation of Fidelity National Title Group and the planned distribution of 17.5% of the shares of Fidelity National Title Group to FNF stockholders. We continue to expect to complete that distribution in the third quarter. Overall, we remain focused on growing our businesses, constantly improving profitability and maximizing the value of FNF’s assets for our shareholders.”
     The following table depicts monthly direct orders opened and closed in the title and escrow business for the second quarter of both 2005 and 2004:

Month	Direct Orders Opened	Direct Orders Closed	Closing %
April 2005	302,800	203,500	67%
May 2005	321,100	204,100	64%
June 2005	366,200	230,100	63%
Second Quarter 2005	990,100	637,700	64%

Month	Direct Orders Opened	Direct Orders Closed	Closing %
April 2004	348,500	278,900	80%
May 2004	284,300	251,000	88%
June 2004	292,400	242,000	83%
Second Quarter 2004	925,200	771,900	83%

     The following table depicts monthly commercial direct orders opened and closed in the title and escrow business for the first and second quarter of 2005:

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders	Orders	(In thousands)	Fee Per File
2nd Quarter 2005	14,600	8,800	$66,800	$7,600
1st Quarter 2005	15,000	9,000	$50,400	$5,600
     “Order volumes were very strong in the second quarter, as we opened nearly 1 million orders,” said President Randy Quirk. “Open order volumes accelerated as the quarter progressed and the commercial business continues to show strength, providing solid momentum across our title insurance business as we enter the third quarter.”
     Fidelity National Financial, Inc., number 261 on the Fortune 500, is a provider of products and outsourced services and solutions to financial institutions and the real estate industry. FNF had total revenue of nearly $8.3 billion and earned more than $740 million in 2004, with cash flow from operations of nearly $1.2 billion for that same period. FNF is the nation’s largest title insurance company, with nearly 31 percent national market share, and is also a provider of other specialty insurance products, including flood insurance, homeowners insurance and home warranty insurance. Through its majority-owned subsidiary Fidelity National Information Services, Inc. (“FIS”), the Company is a leading provider of technology solutions, processing services and information services to the financial services and real estate industries. FIS’ software processes nearly 50 percent of all U. S. residential mortgages, it has processing and technology relationships with 45 of the top 50 U.S. banks and more than 2,800 small and mid-sized U.S. financial institutions and it has clients in more than 50 countries who rely on its processing and outsourcing products and services. FIS also provides customized business process outsourcing related to aspects of the origination and management of mortgage loans to national lenders and servicers. FIS offers information services, including property data and real estate-related services that are used by lenders, mortgage investors and real estate professionals to complete residential real estate transactions throughout the U.S. More information about the FNF family of companies can be found at www.fnf.com and www.fidelityinfoservices.com.
     This press release contains statements related to future events and expectations and, as such, constitutes forward-looking statements. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to be different from those expressed or implied above. The Company expressly disclaims any duty to update or revise forward-looking unaudited statements. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to, the effect of governmental regulations, the economy, competition and other risks detailed from time to time in the “Management’s Discussion and Analysis” section of the Company’s Form 10-K and other reports and filings with the Securities and Exchange Commission.
SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President, Finance and Investor Relations,
904-854-8120, dkmurphy@fnf.com

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY OF EARNINGS
(In thousands, except per share amounts and order information)

	Three months ended		Six months ended
	June 30,		June 30,
	2005	2004	2005	2004
	(Unaudited)		(Unaudited)
Direct title premiums	$583,035	$601,444	$1,060,855	$1,066,392
Agency title premiums	750,166	680,492	1,260,946	1,286,825

Total title premiums	1,333,201	1,281,936	2,321,801	2,353,217
Escrow and other title-related fees	298,812	295,255	540,966	513,840

Total title and escrow	1,632,013	1,577,191	2,862,767	2,867,057

Financial Institution Software and Services	405,015	296,347	785,579	539,568
Lender Outsourcing Solutions	77,775	88,187	148,971	162,303
Information Services	176,366	147,817	331,171	289,840
Specialty Insurance	77,320	58,418	152,828	107,088
Interest and investment income	31,290	16,024	57,714	30,551
Realized gains and losses	21,699	8,678	25,582	21,151
Gain on sale of minority interest in FIS	0	0	318,209	0
Other	13,413	11,576	23,708	23,498

Total revenue	2,434,891	2,204,238	4,706,529	4,041,056

Personnel costs	808,115	721,537	1,555,192	1,358,133
Other operating expenses	449,707	422,357	843,524	758,083
Agent commissions	576,205	529,974	967,671	1,004,338
Depreciation and amortization	105,232	79,306	202,559	149,916
Claim loss expense	110,802	79,581	197,966	148,316
Interest expense	47,028	11,445	71,535	19,377

Total expenses	2,097,089	1,844,200	3,838,447	3,438,163

Earnings before income taxes	337,802	360,038	868,082	602,893
Income tax expense	130,053	136,814	210,388	229,099
Minority interest	17,707	1,171	23,155	1,500

Net earnings	$190,042	$222,053	$634,539	$372,294

Net earnings per share — basic	$1.10	$1.29	$3.67	$2.19

Net earnings per share — diluted	$1.07	$1.26	$3.58	$2.12

Weighted average shares — basic	172,404	171,551	172,773	169,981

Weighted average shares — diluted	176,873	176,754	177,109	175,331

Direct operations orders opened	990,100	925,200	1,867,000	1,980,800
Direct operations orders closed	637,700	771,900	1,197,100	1,415,000
Fee Per File	$1,373	$1,177	$1,325	$1,143

FIDELITY NATIONAL FINANCIAL, INC.
SEGMENT INFORMATION
(In thousands)

Three Months Ended			Title and	Specialty				Corporate
June 30, 2005	Consolidated	Eliminations	Escrow	Insurance	FISS	LOS	IS	and Other
Gross operating revenue	$2,381,902	($50,125)	$1,632,013	$77,320	$423,045	$97,190	$189,046	$13,413

Interest and investment income	31,290	0	25,928	1,698	1,381	332	481	1,470
Realized gains and losses	21,699	0	17,184	72	1,596	96	30	2,721

Total revenue	2,434,891	(50,125)	1,675,125	79,090	426,022	97,618	189,557	17,604

Personnel costs	808,115	0	470,355	9,127	225,154	35,092	44,705	23,682
Other operating expenses	449,707	(30,710)	239,563	33,349	76,145	42,899	78,889	9,572
Agent commissions	576,205	(19,415)	595,620	0	0	0	0	0
Depreciation	32,638	0	17,096	57	13,326	628	1,413	118
Amortization	72,594	0	7,322	891	44,511	10,907	8,950	13
Claim loss expense	110,802	0	86,659	24,143	0	0	0	0
Interest expense	47,028	0	(136)	23	(1,017)	1	162	47,995

Total expenses	2,097,089	(50,125)	1,416,479	67,590	358,119	89,527	134,119	81,380

Pretax earnings	337,802	0	258,646	11,500	67,903	8,091	55,438	(63,776)

Pretax margin	13.9%	—	15.4%	14.5%	15.9%	8.3%	29.2%	—

Three Months Ended			Title and	Specialty				Corporate
June 30, 2004	Consolidated	Eliminations	Escrow	Insurance	FISS	LOS	IS	and Other
Gross operating revenue	$2,179,536	($62,735)	$1,569,799	$58,418	$314,578	$128,389	$159,359	$11,728

Interest and investment income	16,024	0	14,292	682	49	59	121	821
Realized gains and losses	8,678	0	6,138	25	(64)	115	2,371	93

Total revenue	2,204,238	(62,735)	1,590,229	59,125	314,563	128,563	161,851	12,642

Personnel costs	721,537	0	448,802	7,795	176,219	38,275	40,494	9,952
Other operating expenses	422,357	(29,773)	226,216	29,697	54,137	52,773	77,732	11,575
Agent commissions	529,974	(32,962)	562,936	0	0	0	0	0
Depreciation	29,826	0	15,390	43	11,682	374	2,075	262
Amortization	49,480	0	8,344	988	29,245	2,036	8,711	156
Claim loss expense	79,581	0	66,958	12,618	0	0	0	5
Interest expense	11,445	0	300	1	205	8	54	10,877

Total expenses	1,844,200	(62,735)	1,328,946	51,142	271,488	93,466	129,066	32,827

Pretax earnings	360,038	0	261,283	7,983	43,075	35,097	32,785	(20,185)

Pretax margin	16.3%	—	16.4%	13.5%	13.7%	27.3%	20.3%	—

FIDELITY NATIONAL FINANCIAL, INC.
SEGMENT INFORMATION
(In thousands)

Six Months Ended			Title and	Specialty				Corporate
June 30, 2005	Consolidated	Eliminations	Escrow	Insurance	FISS	LOS	IS	and Other
Gross operating revenue	$4,305,024	($94,976)	$2,862,767	$152,828	$819,474	$186,657	$354,566	$23,708

Interest and investment income	57,714	0	44,665	3,077	1,381	732	828	7,031
Realized gains and losses	343,791	0	22,359	68	419	155	(140)	320,930

Total revenue	4,706,529	(94,976)	2,929,791	155,973	821,274	187,544	355,254	351,669

Personnel costs	1,555,192	0	888,245	17,552	450,940	68,678	88,843	40,934
Other operating expenses	843,524	(57,290)	446,562	64,374	136,097	85,507	147,103	21,171
Agent commissions	967,671	(37,686)	1,005,357	0	0	0	0	0
Depreciation	66,020	0	34,790	74	27,296	933	2,790	137
Amortization	136,539	0	14,457	1,893	89,453	12,552	18,068	116
Claim loss expense	197,966	0	150,918	47,048	0	0	0	0
Interest expense	71,535	0	61	23	3,075	3	219	68,154

Total expenses	3,838,447	(94,976)	2,540,390	130,964	706,861	167,673	257,023	130,512

Pretax earnings	868,082	0	389,401	25,009	114,413	19,871	98,231	221,157

Pretax margin	18.4%	—	13.3%	16.0%	13.9%	10.6%	27.7%	—

Six Months Ended			Title and	Specialty				Corporate
June 30, 2004	Consolidated	Eliminations	Escrow	Insurance	FISS	LOS	IS	and Other
Gross operating revenue	$3,989,354	($116,132)	$2,851,084	$107,088	$568,674	$243,695	$311,295	23,650

Interest and investment income	30,551	0	26,348	1,301	74	146	203	2,479
Realized gains and losses	21,151	0	18,395	125	(308)	201	2,644	94

Total revenue	4,041,056	(116,132)	2,895,827	108,514	568,440	244,042	314,142	26,223

Personnel costs	1,358,133	0	826,139	14,316	324,915	78,052	82,957	31,754
Other operating expenses	758,083	(50,561)	400,278	54,893	84,207	97,132	148,250	23,884
Agent commissions	1,004,338	(65,571)	1,069,909	0	0	0	0	0
Depreciation	56,930	0	30,123	51	21,691	748	4,034	283
Amortization	92,986	0	13,800	2,118	55,778	4,352	16,704	234
Claim loss expense	148,316	0	125,878	22,433	0	0	0	5
Interest expense	19,377	0	668	1	210	18	116	18,364

Total expenses	3,438,163	(116,132)	2,466,795	93,812	486,801	180,302	252,061	74,524

Pretax earnings	602,893	0	429,032	14,702	81,639	63,740	62,081	(48,301)

Pretax margin	14.9%	—	14.8%	13.5%	14.4%	26.1%	19.8%	—

SUMMARY BALANCE SHEET INFORMATION
(In thousands, except per share amounts)

	June 30,	December 31,
	2005	2004
	Unaudited
Cash and investment portfolio	$5,029,881	$3,677,498
Goodwill	2,744,968	2,798,249
Capitalized software	474,642	440,780
Other intangible assets	658,804	672,185
Total assets	10,687,031	9,270,535
Notes payable	3,198,432	1,370,556
Reserve for claim losses	1,011,865	998,170
Secured trust deposits	1,057,166	735,295
Total stockholders’ equity	3,457,360	4,700,091
Book value per share	19.99	27.24
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